                                                                    EXHIBIT 99.2


                      SEVEN SEAS PETROLEUM, INC.
CASE NO.:             02-45206-H2-11
PETITION DATE:        DECEMBER 20, 2002

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.     02-45206-H2-11     JANUARY 14, 2003           JANUARY 14, 2003


TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:     MARCH 2003


                        MONTH                               JAN 2003              FEB 2003             MAR 2003
                        -----                               --------              --------             --------
REVENUES (MOR-6)                                                   0                    0                    0
INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)                          (177,000)             (384,000)            (203,000)
NET INCOME (LOSS) (MOR-6)                                   (265,000)             (473,000)            (293,000)
PAYMENTS TO INSIDERS (MOR-9)                                  NONE                  NONE                 NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                             NONE                  NONE                 55,000
TOTAL DISBURSEMENTS (MOR-7)                                1,687,781             1,496,000              122,000

The original of this document must be filed with the U.S. Bankruptcy Court and a copy must be sent to the U.S. Trustee

            REQUIRED INSURANCE MAINTAINED                  EXPIRATION
                AS OF SIGNATURE DATE                          DATE
            -----------------------------                  ----------
CASUALTY           YES(X)  NO ( )                          12/31/2003       CHAPTER 11 TRUSTEE: Ben B. Floyd
LIABILITY          YES(X)  NO ( )                          12/31/2003       FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
VEHICLE            YES(X)  NO ( )                          12/31/2003       ADDRESS: 700 Louisiana, Suite 4600
WORKERS' COMP      YES(X)  NO ( )                          12/31/2003       ADDRESS:
OTHER __________   YES( )  NO ( )                               - -         CITY, STATE, ZIP: Houston, TX 77002
                                                                            TELEPHONE:  (713) 222-1470
                                                                            FACSIMILE:  (713) 222-1475


Are all accounts receivable being collected within terms?  YES
Are all post-petition liabilities, including taxes, being paid within terms? YES Have any pre-petition liabilities been paid? NO
If yes, describe:
Are all funds received being deposited into Trustee's bank accounts?
ALL FUNDS ARE BEING DEPOSITED INTO ACCOUNTS CONTROLLED BY THE TRUSTEE.
Were any assets disposed of outside the normal course of business?  NO
If yes, describe:
Are all U.S. Quarterly Fee Payments current?  YES, AS OF FILING DATE.
What is the status of the Plan of Reorganization?  PENDING


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:____________________________________              DATE:______________
        Ben B. Floyd, Chapter 11 Trustee

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.     02-45206-H2-11     JANUARY 14, 2003           JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

                                                                     JAN 31,              FEB 28,              MAR 31,
                       ASSETS                                         2003                 2003                 2003
                       ------                                        ------               -------              ------
 CURRENT ASSETS
 Cash                                                                 4,656                3,162                3,063
 Accounts Receivable, Net                                               200                  200                  200 A.
 Inventory: Lower of Cost or Market                                       0                    0                    0
 Prepaid Expenses                                                        25                   25                   16
 Investments in Subs                                                  6,396                7,756                7,722
 Other                                                                2,285                2,193                2,101 B.
                                                                     ------               ------               ------
 TOTAL CURRENT ASSETS                                                13,562               13,336               13,102

 Furniture, Equipment & Fixtures (*)                                      0                    0                    0 C.
 Less Accumulated Depreciation                                            0                    0                    0
 Net Book Value of F&F                                                    0                    0                    0

 OTHER ASSETS:
 1.
 2.
 3.
 3.
                                                                     ------               ------               ------
 TOTAL OTHER ASSETS
                                                                     ------               ------               ------
 TOTAL ASSETS                                                        13,562               13,336               13,102

                                      MOR-2

(*) Per MOR filed by the Debtor

A.  Note receivable due from Larry Ray in November 2003.
B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.
C.  All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.     02-45206-H2-11     JANUARY 14, 2003           JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

                    LIABILITIES &                                   JAN 31,             FEB 28,              MAR 31,
                    OWNERS EQUITY                                    2003                 2003                 2003
                    -------------                                  --------             --------             --------
 LIABILITIES:
 POST-PETITION LIABILITIES (MOR-4)                                       71                  318                  377

 PRE-PETITION LIABILITIES:
 Notes Payable - Secured                                             45,000               45,000               45,000 A.
 Accrued Interest - Secured N/Ps                                      3,508                3,508                3,508 E.
 Priority Debts                                                           0                    0                    0
 Federal Income Tax                                                       0                    0                    0 B.
 Accrued Liabilities                                                      0                    0                    0
 FICA/Withholding                                                         0                    0                    0 C.
 Unsecured Debt                                                     119,377              119,377              119,377 D.
 Other Liabilities                                                        0                    0                    0
                                                                   --------             --------             --------
 TOTAL LIABILITIES                                                  167,956              168,203              168,262

 MEMBERS' EQUITY (DEFICIT):
 Preferred Stock                                                          0                    0                    0
 Common Stock                                                             1                    1                    1
 Additional Paid-In Capital                                         225,940              225,940              225,940
 Retained Earnings                                                 (380,335)            (380,808)            (381,101)F.
                                                                   --------             --------             --------
 TOTAL OWNERS' EQUITY                                              (154,394)            (154,867)            (155,160)
                                                                   --------             --------             --------
 TOTAL LIABILITIES &
 OWNERS' EQUITY                                                      13,562               13,336               13,102

                                      MOR-3

(*) Per MOR filed by the Debtor

A.  The $45M debt is considered secured debt for purposes of this presentation.
B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.
C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.
D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.
E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.
F. O&G properties were written down to $20M in December '03 to the estimated sales price. Liabilities were recorded for Change of Control Agmts and E-2 P&A costs were accrued for in December 2003.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000's)

                                                                    Jan 31,              Feb 28,              Mar 31,
                                                                     2003                 2003                 2003
                                                                   --------             --------             --------
 TRADE ACCOUNTS PAYABLE                                                   4                   60                    4

 TAXES PAYABLE:
  Federal Payroll Taxes                                                   0                    0                    0 B.
  State Payroll & Sales Taxes                                             0                    0                    0 B.
  Other Taxes                                                             0                    0                    0 A.
                                                                   --------             --------             --------
  TOTAL TAXES PAYABLE                                                     0                    0                    0

 SECURED DEBT

                                                                   --------             --------             --------
 ACCRUED INTEREST PAYABLE

 ACCRUED PROFESSIONAL FEES:
  Trustee Fees                                                           33                   43                   62
  Legal Fees                                                             28                  198                  281
  Accounting Fees                                                         6                   17                   30
                                                                   --------             --------             --------
  TOTAL ACCRUED PROFESSIONAL FEES                                        67                  258                  373

 OTHER ACCRUED LIABILITIES:
 1.
 2.
 3.
 4.
                                                                   --------             --------             --------
  TOTAL OTHER ACCRUED LIABILITIES
                                                                   --------             --------             --------
 TOTAL POST-PETITION
 LIABILITIES (MOR-3)                                                     71                  318                  377

                                      MOR-4

A.  A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.
B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                     CASE NUMBER:       CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
Seven Seas Petroleum, Inc.     02-45206-H2-11     January 14, 2003           January 14, 2003


                                   AGING OF POST-PETITION LIABILITIES (000's)
                                   MONTH: MARCH 2003
                                   ==============================================================================================
                                        TRADE           FEDERAL PAYROLL      STATE PAYROLL &
          DAYS OUTSTANDING         ACCOUNTS PAYABLE          TAXES             SALES TAXES        AD VALOREM TAXES    OTHER TAXES
          ----------------         ----------------     ---------------      ---------------      ----------------    -----------
                0-30                         4
               31-60
               61-90
            91 AND OVER
                                   ----------------     ---------------      ---------------      ----------------    -----------
               TOTAL                         4                NONE                NONE                NONE               NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: MARCH 2003
                                              JAN                   FEB                  MAR
                  DAYS OUTSTANDING            2003                  2003                 2003
                  ----------------            ----                  ----                 ----
                        0-30
                       31-60
                       61-90
                    91 AND OVER
                                              ----                  ----                 ----
                       TOTAL                  NONE                  NONE                 NONE

                                      MOR-5